UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22067

AGIC Global Equity & Convertible Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	August 31, 2012

Date of reporting period:	August 31, 2012

ITEM 1: REPORT TO SHAREHOLDERS

August 31, 2012

AGIC Global Equity & Convertible Income Fund

Contents

Letter to Shareholders	2–3

Fund Insights	4–7

Performance & Statistics	8

Schedule of Investments	9–21

Statement of Assets and Liabilities	22

Statement of Operations	23

Statement of Changes in Net Assets	24

Notes to Financial Statements	25–33

Financial Highlights	34

Report of Independent Registered Public Accounting Firm	35

Tax Information	36

Annual Shareholder Meeting Results/Changes to Board of Trustees/Proxy Voting Policies & Procedures	37

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	38–40

Privacy Policy	41

Dividend Reinvestment Plan	42–43

Board of Trustees	44–45

Fund Officers	46

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	1

Dear Shareholder:

Economic and geopolitical worries weighed on global markets during the twelve-month fiscal reporting period ended August 31, 2012.

Despite extraordinary market volatility, financial markets in numerous countries, including the U.S., advanced.

Twelve-Month Fiscal Period in Review

For the fiscal twelve-month reporting period ended August 31, 2012, AGIC Global Equity & Convertible Income Fund (the “Fund”) returned 3.71% on net asset value (“NAV”) and declined 1.62% on market price.

In contrast, the MSCI All Country World Index, an unmanaged global index generally reflective of developed equity markets, rose 6.22% in U.S. dollar terms. The BofA Merrill Lynch All U.S. Convertibles Index, an unmanaged index generally representative of the convertible securities market, gained 8.39%. The Standard & Poor’s 500 Index, an unmanaged index that is generally representative of the U.S. stock market, rose 18.00% and the Barclays U.S. Credit Index, an unmanaged index considered representative of publicly issued, Securities and Exchange Commission (“SEC”) registered U.S. corporate and specific foreign debentures and secured notes, rose 9.70% during the twelve-month period.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

During the first half of the reporting period, the United States, which as of August 31, 2012 represented approximately 66% of the Fund’s assets, expanded although growth diminished during the second half of the reporting period. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, stood at 1.3% at the start of the period. GDP increased to a 4.1% annual growth rate during the fourth quarter of 2011. During the first quarter of 2012, GDP declined to a 2.0% annual rate and continued to decline, registering 1.7% annually as the fiscal year drew to a close. Growth was tempered by a variety of factors, such as rising energy prices, a sluggish housing market, and the European sovereign debt crisis, which reduced demand on American goods and services.

The pattern of GDP expansion and contraction was reflected in the unemployment rate, as the majority of the reduction in the unemployment rate from 9.1% to 8.1% occurred during the first half of the fiscal period.

As the economy slowed during the period, investors shifted assets into the perceived safe haven of U.S. Treasury bonds, enabling the yield to

2	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

reach a record low of 1.43%. The yield on the benchmark 10-year U.S. Treasury bond fell from 2.23% at the beginning of the reporting period to 1.57% at August 31, 2012.

Shortly after the fiscal reporting period ended, the Federal Reserve (the “Fed”) announced that it would embark upon a third round of so-called “quantitative easing.” The Fed agreed to purchase $40 billion of mortgage securities each month for the foreseeable future. The objective is to lower already record low mortgage rates in an effort to boost the housing market. The Fed also indicated that it would continue “Operation Twist,” a program which involves selling debt obligations with short-term maturities and purchasing debt obligations with longer-term maturities. The Fed announced that the Fed Funds rate is expected to be held in the 0.0% to 0.25% range through 2015, longer than previously expected. The rate has been at this level since December 2008. In addition to stimulating the housing market, the Fed indicated that these measures were aimed at boosting U.S. hiring.

Positioned to Face Today’s Challenges

There is growing uncertainty over future levels of federal taxes and spending. A series of tax cuts are scheduled to expire on December 31, 2012 and major spending reductions are planned to begin in January 2013. The prospect of higher taxes, reduced spending, or both, would likely have an adverse effect on the economy in 2013. Ongoing difficulties in Europe, China’s slowing economy and the possibility of conflict with Iran are matters of concern.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

For specific information on the Fund and its performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Allianz Global Investors Capital LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	3

AGIC Global Equity & Convertible Income Fund Fund Insights

August 31, 2012 (unaudited)

For the period of September 1, 2011 through August 31, 2012 as provided by Doug Forsyth, Portfolio Manager.

For the fiscal twelve-month period ended August 31, 2012, AGIC Global Equity & Convertible Income Fund (the “Fund”) returned 3.71% on net asset value (“NAV”) and declined 1.62% on market price.

Market Environment

Performance over the twelve-month period can be segmented into three distinct time frames.

Throughout the first few months of the reporting period, the markets reflected, without any real hesitation, that the risks to the U.S. economy had diminished. This sentiment shift was demonstrated by the credit and equity markets rallying and ultimately, the Treasury market selling off. The most obvious factor driving the rally was the decoupling of U.S. and European financial risk. As economic statistics, corporate earnings and specifically, the housing market, showed improvement, the likelihood of a double-dip recession fell off the table. It also became apparent that the European Union (“E.U.”) was addressing the crisis, which gave investors more confidence. Besides a positive equity market, an increase in bond floor valuations had a positive impact on the convertible market. Corporate bond spreads tightened as prices rose. Bond prices rose to more accurately reflect the lack of balance sheet risk for the average issuer in the market.

Investor sentiment over the next two months was in stark contrast to the sentiment shift seen in prior months when investors felt the risks to the U.S. economy had diminished. By early April, fear and macro concerns returned. Despite some softening in the broad economic statistics in the U.S., the real focus was on the day-to-day reports regarding the developments throughout Europe. Although the details were laid out in the media, there was little certainty about which specific event was the most critical. Uncertainty is the primary killer of investor confidence. With little direction and no discernible timetable toward resolution for all of the financial woes across several countries, investors sold risk assets. Convertible securities, like equities, were sold, and investors once again flocked to Treasuries and cash.

4	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Fund Insights

August 31, 2012 (unaudited) (continued)

Over the remaining three months of the reporting period, markets rebounded sharply on speculation that the Federal Reserve would announce QE3 and central banks would increase efforts to stabilize economies throughout Asia and Europe. Furthermore, favorable developments in Europe, positive U.S. housing reports and healthy U.S. corporate earnings offset weakening global economic data reports.

Sector level performance was mostly positive throughout the fiscal period. In general, Health Care, Consumer Discretionary, and Financials issues were among the strongest performers. The Information Technology sector supported the overall market as well. In contrast, Energy and Materials issues underperformed the market.

With respect to international stock markets, equities were flat, despite high levels of volatility. Macroeconomic uncertainties took hold over fundamentals, with European sovereign debt concerns driving the persistent risk on/risk off environment. As a result, equity indices in the United States, non-U.S., and emerging markets moved in tandem.

The Chicago Board Options Exchange Volatility Index (“VIX”) started the period slightly above 30.0. Equity volatility rose throughout September, peaked for the period at 46.88 in early October and then proceeded to decline into March 2012. The VIX rose sharply into June corresponding to European macro fears and weak U.S. economic statistics. After reaching just below 28.0 in June, the VIX trended lower for the remainder of the reporting period.

Portfolio Specifics

In general, the Fund followed a similar pattern of fluctuations as the overall markets.

U.S. equity positions in Information Technology and counter-cyclical sectors such as Telecommunications, Consumer Staples and Health Care were among the greatest contributors to the Fund’s overall performance. Counter-cyclical companies outperformed as investors rotated into less volatile, defensive stocks. Select Information Technology equities moved higher on better-than-expected earnings. The Fund’s weakest U.S. equity performers were concentrated in economically-sensitive holdings, including

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	5

AGIC Global Equity & Convertible Income Fund Fund Insights

August 31, 2012 (unaudited) (continued)

Materials and Energy. Energy issuers were lower as weak macro data drove down energy prices and reduced investors’ confidence in future earnings. Materials companies underperformed in anticipation of slower global economic growth.

Convertible positions in Industrials, Financials and Technology were among the strongest performing issues. In addition, defensive-oriented sectors such as Utilities, Telecommunications and Health Care issues had a positive impact on the Fund’s overall performance. Defensive sectors were the beneficiaries of the general market rotation occurring during the volatile months of April and May. The Fund’s weakest convertible performers were concentrated in cyclical sectors including Energy and Materials in addition to Consumer Staples and Media. Lower oil prices led to declines in Energy issues. In general, Materials companies underperformed due to weakening demand and lower prices for commodities.

With respect to the Fund’s international exposure, stock selection was challenging given the persistent equity volatility which impacted results on both a sector and country basis. Cyclical shares, including Industrials and Materials, lagged the benchmark due to the combination of relative overweight allocations and bottom-up selections as investors instead preferred defensive securities. Stockpicking in the Telecommunications sector detracted from results, as did a relative underweight allocation to Consumer Staples, which was the top benchmark performer. Meanwhile, stock selection in Energy and an underweight to Utilities added to annual results. From a country standpoint, selections in Germany, France and Japan offset results due primarily to bottom-up stock selection. Conversely, the combination of a relative overweight and stockpicking led the United Kingdom higher, alongside selections in Sweden and Switzerland, as countries which were less exposed to the Euro outperformed.

The Fund was a net beneficiary of the covered call strategy. There were a few instances of rolling to higher strike prices due to upward stock moves, but the net appreciation of the buy-write contributed to the Fund performance. Concurrently, many of the option positions did expire below their strike prices and the Fund was able to retain all the set premiums.

6	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Fund Insights

August 31, 2012 (unaudited) (continued)

Outlook

The outlook for the U.S. equity and U.S. convertible markets is unchanged. The global economy is going through a soft patch. European sovereign debt issues will continue to make headlines, but corporate profits should remain resilient.

Corporate balance sheets remain strong with leverage ratios and interest coverage ratios near, or better than, levels seen in the past twenty years. Cash levels of investment grade issuers remain high, and acquisition activity is ongoing. Significant refinancing activity for the past few years has essentially eliminated near-term amortization risk. The Fed and policymakers are in an accommodative stance and have acted by continuing quantitative easing. These factors combine to create an environment where defaults are low. Given these dynamics, convertible bond floors should hold, supporting downside protection.

Macro factors are having an impact on daily volatility and prices of higher beta issues, which warrants close monitoring. Commodity prices eased in the first half of 2012 and should be a tailwind to earnings for the remainder of the year. In addition, U.S. economic statistics – though slowing – reflect continued economic growth, which should allow a majority of companies to meet or exceed earnings expectations.

For the balance of 2012, U.S companies are expected to use the high cash levels on their balance sheets and future free cash flow to boost shareholder value. Share buybacks, increased dividends and merger and acquisition activity are possible uses of excess cash. These factors will benefit equity and convertible investors.

Regarding the international markets, the focus should return to macro issues as the earnings season comes to a close. The expectation is that the Euro crisis is entering a decisive phase and that regional GDP will contract for the remainder of this year. European Central Bank President Mario Draghi may move toward open-ended intervention in distressed sovereign bond markets without subordination. While investors remain relatively favorable on Asia, economic activity in Japan may weaken further as fiscal stimulus peaks and corporate profitability softens amid slow global sales.

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	7

AGIC Global Equity & Convertible Income Fund
Performance & Statistics

August 31, 2012 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	-1.62%	3.71%
3 Year	9.23%	8.35%
Commencement of Operations (9/28/07) to 8/31/12	-3.20%	-0.64%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (9/28/07) to 8/31/12	Market Price	$13.30
	NAV	$14.86
	Discount to NAV	-10.50%
	Market Price Yield(2)	7.22%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and short-term capital gains from option premiums and the sale of portfolio securities, if any) by the market price per share at August 31, 2012.

8	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012

Shares		Value
COMMON STOCK – 82.0%

Australia – 2.2%
Airlines – 0.2%
152,554	Qantas Airways Ltd. (a)	$182,272
Biotechnology – 0.8%
17,462	CSL Ltd. (b)	803,671
Construction & Engineering – 0.2%
14,173	Leighton Holdings Ltd.	235,393
Diversified Financial Services – 0.5%
139,994	Challenger Ltd.	525,916
Metals & Mining – 0.5%
58,602	Arrium Ltd.	39,403
13,924	BHP Billiton Ltd.	461,060
		500,463
Austria – 0.1%
Building Products – 0.0%
3,027	Wienerberger AG	23,193
Metals & Mining – 0.1%
2,316	Voestalpine AG	66,319
Belgium – 0.1%
Chemicals – 0.1%
5,374	Tessenderlo Chemie NV	154,179
Bermuda – 0.3%
Insurance – 0.3%
20,240	Assured Guaranty Ltd.	267,168
Brazil – 0.5%
Metals & Mining – 0.5%
32,439	Vale S.A., Class B, ADR	531,026
Canada – 0.1%
Communications Equipment – 0.1%
9,100	Research In Motion Ltd. (a)	60,879
China – 0.2%
Electronic Equipment, Instruments – 0.1%
30,500	Kingboard Chemical Holdings Ltd.	66,811
Independent Power Producers – 0.1%
38,000	China Resources Power Holdings Co., Ltd.	81,803
Paper & Forest Products – 0.0%
112,000	Lee & Man Paper Manufacturing Ltd.	46,157
Denmark – 0.1%
Construction & Engineering – 0.1%
2,000	FLSmidth & Co. AS	111,981
Finland – 0.1%
Communications Equipment – 0.0%
7,353	Nokia Oyj	20,740

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	9

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Shares		Value

Food & Staples Retailing – 0.1%
4,984	Kesko Oyj, Class B	$131,831
France – 1.8%
Airlines – 0.0%
4,355	Air France - KLM (a)	21,896
Automobiles – 0.2%
9,874	Peugeot S.A. (a)	74,510
1,838	Renault S.A.	85,718
		160,228
Commercial Banks – 0.3%
4,922	BNP Paribas S.A.	213,025
12,598	Credit Agricole S.A. (a)	73,231
		286,256
Diversified Telecommunication – 0.6%
47,233	France Telecom S.A. (b)	652,238
Electrical Equipment – 0.2%
4,912	Alstom S.A.	174,518
Household Durables – 0.1%
2,043	SEB S.A.	141,943
Metals & Mining – 0.0%
154	APERAM	2,014
3,088	ArcelorMittal	45,667
		47,681
Oil, Gas & Consumable Fuels – 0.4%
8,490	Total S.A.	423,284
Germany – 1.8%
Airlines – 0.3%
23,665	Deutsche Lufthansa AG	291,525
Automobiles – 0.8%
17,212	Daimler AG (b)	841,854
Chemicals – 0.4%
7,688	K+S AG	375,422
Industrial Conglomerates – 0.1%
1,496	Siemens AG	141,209
Metals & Mining – 0.1%
1,548	Salzgitter AG	56,928
Multi-Utilities – 0.0%
568	RWE AG	23,775
Semiconductors & Semiconductor Equipment – 0.1%
2,911	Aixtron AG	42,749
15,947	Infineon Technologies AG	110,052
		152,801
Greece – 0.0%
Commercial Banks – 0.0%
4,039	National Bank of Greece S.A. (a)	7,093

10	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Shares		Value

Hong Kong – 2.0%
Airlines – 0.3%
197,000	Cathay Pacific Airways Ltd.	$322,642
Diversified Financial Services – 0.1%
8,000	Hong Kong Exchanges & Clearing Ltd.	106,875
Electric Utilities – 0.3%
59,000	Cheung Kong Infrastructure Holdings Ltd.	356,269
Industrial Conglomerates – 0.2%
3,600	Jardine Matheson Holdings Ltd.	194,023
Marine – 0.1%
10,500	Orient Overseas International Ltd.	56,152
Real Estate Management & Development – 0.8%
41,000	Hang Lung Group Ltd.	257,503
118,000	New World Development Co., Ltd.	147,481
28,000	Swire Pacific Ltd., Class A	332,503
19,600	Swire Properties Ltd.	56,196
		793,683
Semiconductors & Semiconductor Equipment – 0.2%
16,500	ASM Pacific Technology Ltd.	185,520
Specialty Retail – 0.0%
19,981	Esprit Holdings Ltd.	30,771
Ireland – 0.0%
Banks – 0.0%
20,740	Irish Bank Resolution Corp., Ltd. (a)(c)	261
Insurance – 0.0%
9,738	Permanent TSB Group Holdings PLC (a)	294
Israel – 0.1%
Pharmaceuticals – 0.1%
3,501	Teva Pharmaceutical Industries Ltd., ADR	138,570
Italy – 0.5%
Electric Utilities – 0.2%
54,358	Enel SpA	178,826
Household Durables – 0.0%
14,735	Indesit Co. SpA	66,614
Oil, Gas & Consumable Fuels – 0.3%
13,395	ENI SpA	295,557
Japan – 4.9%
Auto Components – 0.1%
5,800	Tokai Rika Co., Ltd.	87,155
Commercial Banks – 0.4%
169,000	Hokuhoku Financial Group, Inc.	255,736
4,896	Sumitomo Mitsui Financial Group, Inc.	152,490
		408,226
Computers & Peripherals – 0.0%
13,000	Toshiba Corp.	41,773

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	11

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Shares		Value

Diversified Financial Services – 0.0%
490	ORIX Corp.	$45,595
Diversified Telecommunication – 0.1%
2,100	Nippon Telegraph & Telephone Corp.	97,374
Electronic Equipment, Instruments – 0.3%
3,500	FUJIFILM Holdings Corp.	58,385
5,500	Mitsumi Electric Co., Ltd. (a)	31,880
23,000	Nippon Chemi-Con Corp.	44,729
14,000	Star Micronics Co., Ltd.	136,684
		271,678
Health Care Equipment & Supplies – 0.1%
7,000	Olympus Corp.	138,918
Household Durables – 0.2%
13,300	Sony Corp.	150,651
Leisure Equipment & Products – 0.5%
5,000	Nikon Corp.	138,794
7,900	Sankyo Co., Ltd.	365,874
		504,668
Machinery – 0.2%
5,000	Glory Ltd.	111,744
4,700	Shima Seiki Manufacturing Ltd.	64,275
		176,019
Marine – 0.2%
71,000	Mitsui OSK Lines Ltd.	178,924
32,000	Nippon Yusen KK	64,990
		243,914
Metals & Mining – 0.2%
4,300	JFE Holdings, Inc.	54,634
43,000	Nippon Steel Corp.	83,504
56,000	Sumitomo Metal Industries Ltd.	79,842
		217,980
Pharmaceuticals – 0.2%
6,000	Chugai Pharmaceutical Co., Ltd.	119,827
3,300	Daiichi Sankyo Co., Ltd.	54,647
		174,474
Road & Rail – 0.1%
1,700	East Japan Railway Co.	114,128
Software – 0.0%
300	Nintendo Co., Ltd.	33,836
Specialty Retail – 0.1%
3,000	Aoyama Trading Co., Ltd.	58,913
Tobacco – 0.1%
3,200	Japan Tobacco, Inc.	97,028

12	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Shares		Value

Trading Companies & Distribution – 1.8%
54,000	ITOCHU Corp.	$550,776
70,000	Marubeni Corp.	452,017
26,000	Mitsui & Co., Ltd.	365,191
36,900	Sumitomo Corp.	491,170
		1,859,154
Wireless Telecommunication Services – 0.3%
50	KDDI Corp.	358,684
Netherlands – 0.1%
Diversified Financial Services – 0.1%
14,541	ING Groep NV (a)	110,864
New Zealand – 0.1%
Construction Materials – 0.1%
27,259	Fletcher Building Ltd.	145,986
Norway – 0.6%
Chemicals – 0.5%
10,500	Yara International ASA	513,372
Energy Equipment & Services – 0.1%
3,400	TGS Nopec Geophysical Co. ASA	99,495
Singapore – 1.2%
Airlines – 0.3%
40,000	Singapore Airlines Ltd.	342,324
Commercial Banks – 0.3%
36,000	Oversea-Chinese Banking Corp., Ltd.	268,829
Distributors – 0.3%
9,000	Jardine Cycle & Carriage Ltd.	334,722
Electronic Equipment, Instruments – 0.1%
26,000	Venture Corp., Ltd.	162,225
Real Estate Management & Development – 0.1%
71,000	Wing Tai Holdings Ltd.	87,158
Transportation Infrastructure – 0.1%
29,200	SATS Ltd.	61,140
Spain – 0.7%
Construction & Engineering – 0.2%
9,221	ACS Actividades de Construccion y Servicios S.A.	182,911
2,822	Sacyr Vallehermoso S.A. (a)	4,798
		187,709
Diversified Telecommunication – 0.5%
45,274	Telefonica S.A.	572,160
Sweden – 1.4%
Commercial Banks – 0.2%
19,000	Nordea Bank AB	175,333
4,200	Swedbank AB, Class A	73,353
		248,686
Household Durables – 0.1%
5,400	Electrolux AB, Class B	130,493

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	13

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Shares		Value

Machinery – 0.6%
20,200	Sandvik AB	$269,575
16,000	Trelleborg AB, Class B	165,800
14,200	Volvo AB, Class B	179,540
		614,915
Specialty Retail – 0.5%
13,200	Hennes & Mauritz AB, Class B	476,889

Switzerland – 1.4%

Biotechnology – 0.3%
5,878	Actelion Ltd. (a)	277,314

Capital Markets – 0.0%
2,773	Credit Suisse Group AG (a)	53,435

Insurance – 0.8%
3,450	Zurich Financial Services AG (a)(b)	828,061

Textiles, Apparel & Luxury Goods – 0.3%
656	Swatch Group AG	268,004

United Kingdom – 8.4%

Aerospace & Defense – 0.1%
11,929	BAE Systems PLC	60,308

Capital Markets – 0.0%
17,856	3i Group PLC	58,345

Commercial Banks – 0.4%
50,729	Barclays PLC	147,638
18,343	Lloyds TSB Group PLC (a)	9,680
5,193	Royal Bank of Scotland Group PLC (a)	18,657
9,470	Standard Chartered PLC	209,171
		385,146
Commercial Services & Supplies – 0.5%
13,154	Aggreko PLC	492,391

Food & Staples Retailing – 0.4%
92,742	WM Morrison Supermarkets PLC (b)	411,922

Industrial Conglomerates – 0.1%
4,961	Cookson Group PLC	47,144
4,730	Smiths Group PLC	78,473
		125,617
Insurance – 0.7%
221,798	Old Mutual PLC	585,856
45,432	Standard Life PLC	191,336
		777,192
Metals & Mining – 1.5%
6,416	Anglo American PLC	178,175
36,554	BHP Billiton PLC (b)	1,069,799
5,372	Rio Tinto PLC	234,537
4,527	Xstrata PLC	68,371
		1,550,882

14	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Shares		Value

Multiline Retail – 0.8%
26,858	Marks & Spencer Group PLC	$152,671
12,486	Next PLC	708,525
		861,196
Oil, Gas & Consumable Fuels – 2.4%
16,993	BG Group PLC	347,512

	Royal Dutch Shell PLC,
16,201	Class A	566,782
45,399	Class B (b)	1,637,843
		2,552,137
Professional Services – 0.1%
14,108	Michael Page International PLC	81,063

Specialty Retail – 0.2%
16,621	Game Group PLC (c)	264
72,326	Howden Joinery Group PLC	166,932
		167,196
Tobacco – 0.7%
14,650	British American Tobacco PLC (b)	767,792

Wireless Telecommunication Services – 0.5%
165,068	Vodafone Group PLC	476,048

United States – 53.3%

Aerospace & Defense – 1.9%
1,716	Engility Holdings, Inc. (a)	31,763
10,300	L-3 Communications Holdings, Inc.	723,472
45,800	Textron, Inc. (b)	1,223,776
		1,979,011
Auto Components – 1.2%
5,779	BorgWarner, Inc. (a)	397,480
31,200	Johnson Controls, Inc.	848,952
		1,246,432
Auto Manufacturers – 0.0%
1,535	Motors Liquidation Co. GUC Trust (a)	21,981

Automobiles – 0.9%
82,000	Ford Motor Co.	765,880
6,114	General Motors Co. (a)	130,534
		896,414
Beverages – 2.2%
28,200	Coca-Cola Co.	1,054,680
15,600	Molson Coors Brewing Co., Class B	694,824
7,600	PepsiCo, Inc.	550,468
		2,299,972
Biotechnology – 1.3%
22,800	Gilead Sciences, Inc. (a)(b)	1,315,332

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	15

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Shares		Value

Communications Equipment – 3.4%
5,266	Aviat Networks, Inc. (a)	$12,006
70,748	Cisco Systems, Inc.	1,349,872
5,984	EchoStar Corp., Class A (a)	161,628
21,200	Harris Corp.	997,036
17,000	Qualcomm, Inc.	1,044,820
		3,565,362
Computers & Peripherals – 2.8%
2,400	Apple, Inc. (b)	1,596,576
51,700	EMC Corp. (a)	1,359,193
		2,955,769
Diversified Financial Services – 0.9%
24,837	JP Morgan Chase & Co.	922,446

Diversified Telecommunication Services – 1.2%
6,769	Frontier Communications Corp.	31,273
28,200	Verizon Communications, Inc.	1,210,908
		1,242,181
Electric Utilities – 1.3%
13,855	Entergy Corp.	943,248
11,625	Exelon Corp.	423,964
		1,367,212
Electronic Equipment, Instruments & Components – 0.8%
14,000	Amphenol Corp., Class A (b)	852,180

Energy Equipment & Services – 3.4%
9,700	Diamond Offshore Drilling, Inc.	650,094
15,500	National Oilwell Varco, Inc.	1,221,400
20,100	Schlumberger Ltd.	1,454,838
20,647	Weatherford International Ltd. (a)	242,809
		3,569,141
Food Products – 0.9%
34,884	Archer-Daniels-Midland Co.	933,147

Health Care Equipment & Supplies – 2.4%
24,109	Baxter International, Inc.	1,414,716
2,300	Intuitive Surgical, Inc. (a)	1,131,117
		2,545,833
Health Care Providers & Services – 2.4%
23,000	CIGNA Corp.	1,052,710
12,500	McKesson Corp.	1,088,875
5,691	WellPoint, Inc.	340,720
		2,482,305
Hotels, Restaurants & Leisure – 1.0%
11,900	McDonald’s Corp.	1,064,931

Household Products – 1.1%
16,500	Procter & Gamble Co.	1,108,635

Independent Power Producers & Energy Traders – 0.8%
38,461	NRG Energy, Inc.	820,758

16	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Shares		Value

Industrial Conglomerates – 1.2%
62,026	General Electric Co.	$1,284,559

Insurance – 2.4%
2,679	American International Group, Inc. (a)	91,970
46,000	Genworth Financial, Inc., Class A (a)	243,340
11,760	MetLife, Inc.	401,369
17,000	Prudential Financial, Inc.	926,670
37,371	XL Group PLC, Class A	864,017
		2,527,366
Internet Software & Services – 1.2%
1,900	Google, Inc., Class A (a)(b)	1,301,671

IT Services – 1.0%
5,200	International Business Machines Corp.	1,013,220

Machinery – 2.6%
18,700	AGCO Corp. (a)	787,083
2,221	Colfax Corp. (a)	73,049
14,200	Deere & Co.	1,066,562
14,900	Joy Global, Inc.	795,362
		2,722,056
Media – 0.9%
29,919	DISH Network Corp., Class A	957,109

Metals & Mining – 0.8%
23,400	Freeport-McMoRan Copper & Gold, Inc.	844,974

Multiline Retail – 1.8%
28,630	Target Corp. (b)	1,834,897

Multi-Utilities – 1.2%
28,169	PG&E Corp.	1,222,816

Oil, Gas & Consumable Fuels – 1.4%
5,500	Occidental Petroleum Corp.	467,555
19,400	Peabody Energy Corp.	419,622
18,800	Valero Energy Corp.	587,688
		1,474,865
Pharmaceuticals – 4.2%
16,000	Abbott Laboratories	1,048,640
36,200	Bristol-Myers Squibb Co.	1,194,962
18,224	Johnson & Johnson	1,228,844
21,200	Merck & Co., Inc.	912,660
		4,385,106
Semiconductors & Semiconductor Equipment – 2.1%
48,000	Intel Corp.	1,191,840
33,900	Texas Instruments, Inc.	984,456
		2,176,296
Software – 2.6%
44,500	Microsoft Corp.	1,371,490
36,900	Oracle Corp.	1,167,885
10,199	Symantec Corp. (a)	181,848
		2,721,223
Total Common Stock (cost-$133,575,628)		85,620,894

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	17

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Shares		Value

CONVERTIBLE PREFERRED STOCK – 9.0%

Aerospace & Defense – 0.1%
2,000	United Technologies Corp., 7.50%, 8/1/15	$111,640

Airlines – 0.5%
14,985	Continental Airlines Finance Trust II, 6.00%, 11/15/30	508,553

Auto Components – 0.5%
10,700	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	482,784

Automobiles – 0.4%
60,000	Escrow GM Corp., 7/15/33 (a)(c)	–
11,800	General Motors Co., 4.75%, 12/1/13, Ser. B	421,260
		421,260
Capital Markets – 0.9%
4,600	AMG Capital Trust I, 5.10%, 4/15/36	241,500
	Escrow Lehman Brothers Holdings, Inc., (a)(c)(d),
42,200	6.00%, 10/12/10, Ser. GIS	177,326
9,300	28.00%, 3/6/09, Ser. RIG	155,051
10,260	The Goldman Sachs Group, Inc., 8.00%, 3/14/13 (NetApp, Inc.) (e)	378,204
		952,081
Commercial Banks – 0.5%
1,700	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (f)	242,462
250	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	299,000
		541,462
Commercial Services & Supplies – 0.3%
7,036	United Rentals, Inc., 6.50%, 8/1/28	339,047

Diversified Financial Services – 1.1%
600	Bank of America Corp., 7.25%, 1/30/13, Ser. L (f)	634,200
4,950	Citigroup, Inc., 7.50%, 12/15/12	458,915
		1,093,115
Electric Utilities – 0.2%
3,875	PPL Corp., 9.50%, 7/1/13	211,769

Food Products – 0.9%
10,000	Bunge Ltd., 4.875%, 12/31/49 (f)	954,200

Household Durables – 0.2%
2,000	Stanley Black & Decker, Inc., 4.75%, 11/17/15	238,340

Insurance – 0.5%
7,100	MetLife, Inc., 5.00%, 9/11/13	478,824

Multi-Utilities – 0.5%
11,000	AES Trust III, 6.75%, 10/15/29	550,440

Oil, Gas & Consumable Fuels – 0.9%
8,300	Apache Corp., 6.00%, 8/1/13	406,783
4,700	ATP Oil & Gas Corp., 8.00%, 10/1/14 (f)(g)(h)	10,575
6,700	Chesapeake Energy Corp., 5.00%, 12/31/49 (f)	514,225
		931,583
Professional Services – 0.5%
10,400	Nielsen Holdings NV, 6.25%, 2/1/13	563,550

18	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Shares		Value

Real Estate Investment Trust – 0.6%
10,700	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (f)	$293,608
5,570	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (f)	309,135
		602,743
Road & Rail – 0.4%
47,690	2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (h)	409,953
Total Convertible Preferred Stock (cost-$12,228,361)		9,391,344

Principal Amount (000s)

CONVERTIBLE BONDS & NOTES – 8.1%

Capital Markets – 0.9%
$500	Ares Capital Corp., 5.75%, 2/1/16	530,000
475	BGC Partners, Inc., 4.50%, 7/15/16	426,313
		956,313
Construction Materials – 0.5%
505	Cemex SAB de CV, 4.875%, 3/15/15	473,437

Diversified Telecommunication Services – 0.2%
160	Level 3 Communications, Inc., 15.00%, 1/15/13	175,000

Electrical Equipment – 0.6%
495	EnerSys, 3.375%, 6/1/38 (i)	587,194

Health Care Equipment & Supplies – 0.1%
130	Alere, Inc., 3.00%, 5/15/16	119,600

Hotels, Restaurants & Leisure – 0.7%
450	MGM Resorts International, 4.25%, 4/15/15	455,625
295	Morgans Hotel Group Co., 2.375%, 10/15/14	263,288
		718,913
Internet Software & Services – 0.5%
275	VeriSign, Inc., 3.25%, 8/15/37	415,250
150	WebMD Health Corp., 2.50%, 1/31/18	123,563
		538,813
IT Services – 0.5%
300	Alliance Data Systems Corp., 1.75%, 8/1/13	529,875

Machinery – 0.4%
515	Greenbrier Cos, Inc., 3.50%, 4/1/18	446,762

Marine – 0.4%
550	DryShips, Inc., 5.00%, 12/1/14	431,750

Media – 0.8%
	Liberty Interactive LLC,
310	3.125%, 3/30/23	406,100
1,000	3.50%, 1/15/31	455,000
		861,100
Metals & Mining – 0.2%
200	Steel Dynamics, Inc., 5.125%, 6/15/14	214,250

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	19

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Principal Amount (000s)		Value
Oil, Gas & Consumable Fuels – 0.4%
$485	Endeavour International Corp., 5.50%, 7/15/16	$440,137
Pharmaceuticals – 0.7%
200	Valeant Pharmaceuticals International, Inc., 5.375%, 8/1/14 (g)(h)	721,122
Real Estate Investment Trust – 0.3%
250	Boston Properties LP, 3.75%, 5/15/36	293,125
Semiconductors & Semiconductor Equipment – 0.7%
500	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	463,750
300	SunPower Corp., 4.75%, 4/15/14	278,250
		742,000
Thrifts & Mortgage Finance – 0.2%
	MGIC Investment Corp.,
200	5.00%, 5/1/17	120,000
395	9.00%, 4/1/63 (g)(h)	97,762
		217,762
Total Convertible Bonds & Notes (cost-$9,173,406)		8,467,153

Shares
PREFERRED STOCK – 0.2%
Germany – 0.2%
Automobiles – 0.2%
3,950	Porsche Automobile Holding SE (cost-$899,346)	203,749

Units
WARRANTS (a) – 0.1%
Automobiles – 0.1%
	General Motors Co.,
5,558	expires 7/10/16	69,586
5,558	expires 7/10/19	42,018
		111,604
Electronic Equipment, Instruments – 0.0%
3,050	Kingboard Chemical Holdings Ltd., expires 10/31/12	4
Total Warrants (cost-$775,993)		111,608

Principal Amount (000s)
SHORT-TERM INVESTMENT – 0.5%
Time Deposit – 0.5%
$470	The Bank of New York Mellon Corp.-Grand Cayman, 0.03%, 9/4/12 (cost-$469,985)	469,985
Total Investments, before call options written (cost-$157,122,719) – 99.9%		104,264,733

20	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2012 (continued)

Contracts			Value
CALL OPTIONS WRITTEN (a) – (0.0)%
		Amphenol Corp.,
95		strike price $65, expires 9/22/12	$(1,425)
		Apple, Inc.,
17		strike price $710, expires 9/22/12	(3,927)
		Gilead Sciences, Inc.,
160		strike price $63, expires 9/22/12	(960)
		Google, Inc.,
13		strike price $700, expires 9/22/12	(9,230)
		Target Corp.,
135		strike price $65, expires 9/22/12	(8,640)
		Textron, Inc.,
180		strike price $29, expires 9/22/12	(1,620)
Total Call Options Written (premiums received-$49,879)			(25,802)
Total Investments, net of call options written (cost-$157,072,840) (j) – 99.9%			104,238,931
Other assets less other liabilities – 0.1%			106,655
Net Assets – 100.0%			$104,345,586

Notes to Schedule of Investments:
(a)	Non-income producing.
(b)	All or partial amount segregated for the benefit of the counterparty as collateral for call options written.
(c)	Fair-Valued–Securities with an aggregate value of $332,902, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(d)	In default.
(e)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(f)	Perpetual maturity. The date shown is the next call date.
(g)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $829,459, representing 0.8% of net assets.
(h)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(i)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(j)

Securities with an aggregrate value of $29,170,981, representing 28.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
ADR	-	American Depositary Receipt
GUC	-	General Unsecured Creditors
REIT	-	Real Estate Investment Trust

See accompanying Notes to Financial Statements. | 8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	21

AGIC Global Equity & Convertible Income Fund Statement of Assets and Liabilities August 31, 2012

Assets:
Investments, at value (cost-$157,122,719)	$104,264,733
Foreign currency (cost-$9,698)	9,634
Dividends and interest receivable (net of foreign withholding taxes)	323,827
Prepaid expenses	14,256
Total Assets	104,612,450

Liabilities:
Investment management fees payable	88,190
Call options written, at value (premiums received-$49,879)	25,802
Accrued expenses and other liabilities	152,872
Total Liabilities	266,864
Net Assets	$104,345,586

Composition of Net Assets:
Common Shares:
Par value ($0.00001 per share, applicable to 7,019,923 shares issued and outstanding)	$70
Paid-in-capital in excess of par	160,302,058
Dividends in excess of net investment income	(346,587)
Accumulated net realized loss	(2,775,814)
Net unrealized depreciation of investments, call options written and foreign currency transactions	(52,834,141)
Net Assets	$104,345,586
Net Asset Value Per Share	$14.86

22	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12 | See accompanying Notes to Financial Statements.

AGIC Global Equity & Convertible Income Fund Statement of Operations Year ended August 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $92,693)	$3,112,293
Interest	416,959
Total Investment Income	3,529,252

Expenses:
Investment management fees	1,045,731
Custodian and accounting agent fees	111,993
Audit and tax services	67,071
Shareholder communications	37,986
Transfer agent fees	32,799
New York Stock Exchange listing fees	21,800
Legal fees	15,822
Trustees’ fees and expenses	10,008
Insurance expense	4,424
Miscellaneous	3,920
Total Expenses	1,351,554

Net Investment Income	2,177,698

Realized and Change in Unrealized Gain (Loss):
Net Realized gain (loss) on:
Investments	1,294,686
Call options written	(244,437)
Foreign currency transactions	(5,671)
Net change in unrealized appreciation/depreciation of:
Investments	520,347
Call options written	59,537
Foreign currency transactions	(3,018)
Net realized and change in unrealized gain on investments, call options written and foreign currency transactions	1,621,444
Net Increase in Net Assets Resulting from Investment Operations	$3,799,142

See accompanying Notes to Financial Statements. | 8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	23

AGIC Global Equity & Convertible Income Fund Statement of Changes in Net Assets

	Year ended August 31,
	2012	2011
Investments Operations:
Net investment income	$2,177,698	$2,179,853
Net realized gain on investments, call options written and foreign currency transactions	1,044,578	7,898,855
Net change in unrealized appreciation/depreciation of investments, call options written and foreign currency transactions	576,866	5,225,396
Net increase in net assets resulting from investment operations	3,799,142	15,304,104

Dividends and Distributions to Shareholders from:
Net investment income	(3,008,509)	(1,897,427)
Net realized gains	(3,721,167)	(6,507,599)
Return of capital	(1,689,511)	–
Total dividends and distributions to shareholders	(8,419,187)	(8,405,026)

Capital Share Transactions:
Reinvestment of dividends and distributions	221,691	–
Total increase (decrease) in net assets	(4,398,354)	6,899,078

Net Assets:
Beginning of year	108,743,940	101,844,862
End of year (including undistributed (dividends in excess of) net investment income of $(346,587) and $291,929, respectively)	$104,345,586	$108,743,940

Shares Issued in Reinvestment of Dividends and Distributions	15,734	–

24	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12 | See accompanying Notes to Financial Statements.

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2012

1. Organization and Significant Accounting Policies

AGIC Global Equity & Convertible Income Fund (the “Fund”) was organized as a Massachusetts business trust on May 3, 2007. Prior to commencing operations on September 28, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized an unlimited amount of common shares with $0.00001 par value per share.

The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its investment objective by investing in a diversified, global portfolio of equity securities and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on stocks held, as well as on equity indexes, in an attempt to generate gains from option premiums. There can be no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities,” which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Fund’s management is currently evaluating the effect that the guidance may have on the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Allianz Global Investors Capital LLC (“AGIC”) (the “Sub-Adviser”), an affiliate of the Investment Manager. The Fund’s Valuation Committee was established to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

If third party evaluated vendor pricing is neither available nor deemed to be reliable of fair value, the Sub-Adviser may elect to obtain market quotations (“broker quotes”) directly from a broker-dealer.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	25

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2012

1. Organizational and Significant Accounting Policies (continued)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in the determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but not limited to, quoted prices for similar assets and liabilities, interest rates, yield curves, violatilities, prepayment speeds, loss severities, credit risk and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

26	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2012

1. Organizational and Significant Accounting Policies (continued)

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the year ended August 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at August 31, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 – Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/12
Investments in Securities – Assets
Common Stock:
Australia	–	$2,247,715	–	$2,247,715
Austria	–	89,512	–	89,512
Belgium	–	154,179	–	154,179
China	–	194,771	–	194,771
Denmark	–	111,981	–	111,981
Finland	–	152,571	–	152,571
France	–	1,908,044	–	1,908,044
Germany	–	1,883,514	–	1,883,514
Greece	–	7,093	–	7,093
Hong Kong	–	2,045,935	–	2,045,935
Ireland	$294	–	$261	555
Italy	–	540,997	–	540,997
Japan	–	5,080,168	–	5,080,168
Netherlands	–	110,864	–	110,864
New Zealand	–	145,986	–	145,986
Norway	–	612,867	–	612,867
Singapore	–	1,256,398	–	1,256,398
Spain	–	759,869	–	759,869
Sweden	–	1,470,983	–	1,470,983
Switzerland	–	1,426,814	–	1,426,814
United Kingdom	–	8,766,971	264	8,767,235
All Other	56,652,843	–	–	56,652,843

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	27

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2012

1. Organizational and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs		Value at 8/31/12
Convertible Preferred Stock:
Airlines	–	$508,553	–		$508,553
Automobiles	$421,260	–	–	†	421,260
Capital Markets	–	619,704	$332,377		952,081
Commercial Banks	299,000	242,462	–		541,462
Commercial Services & Supplies	–	339,047	–		339,047
Oil, Gas & Consumable Fuels	406,783	524,800	–		931,583
Professional Services	–	563,550	–		563,550
Road & Rail	–	409,953	–		409,953
All Other	4,723,855	–	–		4,723,855
Convertible Bonds & Notes	–	8,467,153	–		8,467,153
Preferred Stock	–	203,749	–		203,749
Warrants	111,608	–	–		111,608
Short-Term Investments	–	469,985	–		469,985
Total Investments in Securities – Assets	$62,615,643	$41,316,188	$332,902		$104,264,733
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(25,802)	–	–		$(25,802)
Total Investments	$62,589,841	$41,316,188	$332,902		$104,238,931

At August 31, 2012, securities valued at $1,136,200 were transferred from Level 1 to Level 2 due to the application of modeling tools provided by a third-party vendor.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended August 31, 2012, was as follows:

	Beginning Balance 8/31/11		Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)**	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 8/31/12
Investments in Securities – Assets
Common Stock:
Ireland	$298		–	–	–	–	$(37)	–	–	$261
United Kingdom	–		–	–	–	–	–	$264	–	264
Convertible Preferred Stock:
Automobiles	–	†	–	–	–	–	–	–	–	–	†
Capital Markets	459,324		–	$(119,773)	–	$(1,945,095)	1,937,921	–	–	332,377
Total Investments	$459,622		–	$(119,773)	–	$(1,945,095)	$1,937,884	$264	–	$332,902

† Escrow GM Corp. is fair-valued at $0.

* Transferred out of Level 2 into Level 3 because trading halted and an independent price was not available.

** Net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

The net change in unrealized appreciation/depreciation of Level 3 investments, which the Fund held at August 31, 2012 was $1,931,601.

28	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2012

1. Organizational and Significant Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Conversion premium is not amortized. Payments received on synthetic convertible securities are generally included in dividend income. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact on the Fund’s financial statements at August 31, 2012. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translations

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Convertible Securities

It is the Fund’s policy to invest a portion of its assets in convertible securities. Although convertible securities do derive part of their value from the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	29

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2012

1. Organizational and Significant Accounting Policies (continued)

of loss depending on the performance of the underlying equity security. Consequently, the Fund is exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The

30	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2012

2. Principal Risks (continued)

Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund holds synthetic convertible securities with a Lehman Brothers entity as counterparty at the time the relevant Lehman Brothers entity filed for bankruptcy protection or was placed in administration. These securities are being valued at the sales prices obtained by other mutual funds affiliated with the Investment Manager less cash received on a per share basis.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Fund writes (sells) call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as call options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

The following is a summary of the fair valuations of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities for the year ended August 31, 2012:

Location	Market Price
Liability derivatives:
Call options written, at value	$(25,802)

The effect of derivatives on the Statement of Operations for the year ended August 31, 2012:

Location	Market Price
Net realized gain (loss) on:
Call options written	$(244,437)
Net change in unrealized appreciation/depreciation of:
Call options written	$59,537

The average volume (measured at each fiscal quarter end) of derivative activity during the year ended August 31, 2012 was 669 contracts.

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	31

AGIC Global Equity & Convertible Income Fund Notes to Financial Statements August 31, 2012

4. Investment Manager/Sub-Adviser (continued)

to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investment in Securities

For the year ended August 31, 2012, purchases and sales of investments, other than short-term securities were $65,704,093 and $70,718,325, respectively.

(a) Transactions in options written for the year ended August 31, 2012:

	Contracts	Premiums
Options outstanding, August 31, 2011	545	$33,125
Options written	11,685	802,031
Options terminated in closing transactions	(4,250)	(378,660)
Options expired	(7,380)	(406,617)
Options outstanding, August 31, 2012	600	$49,879

6. Income Tax Information

The tax character of dividends paid was:

	Year ended August 31, 2012	Year ended August 31, 2011
Ordinary Income	$5,840,371	$8,405,026
Long-Term Capital Gain	889,305	–
Return of Capital	1,689,511	–

In accordance with U.S. Treasury regulations, the Fund elected to defer realized long-term capital losses of $1,635,814 arising after October 31, 2011.

For the year ended August 31, 2012, permanent “book tax” differences were primarily attributable to the differing treatment of convertible securities, foreign currency transactions and REITs. These adjustments were to decrease dividends in excess of net investment income by $192,295, increase accumulated net realized loss by $210,442 and increase paid-in-capital in excess of par by $18,147.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At August 31, 2012, the cost basis of portfolio securities for federal income tax purposes was $158,586,982. Gross unrealized appreciation was $7,233,618; gross unrealized depreciation was $61,555,867 and net unrealized depreciation was $54,322,249. The difference between book and tax cost basis was attributable to wash sale loss deferrals and differing treatment of convertible securities.

7. Subsequent Events

On September 7, 2012, a quarterly dividend of $0.30 per share was declared to shareholders, payable September 27, 2012 to shareholders of record on September 17, 2012.

32	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Notes to Financial Statements August 31, 2012

7. Subsequent Events (continued)

American Stock Transfer & Trust Company, LLC (“AST”) became the transfer agent for the Fund, effective as of September 17, 2012 (the “Effective Date”). The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	33

AGIC Global Equity & Convertible Income Fund Financial Highlights For a share outstanding throughout each period:
	Year ended August 31,				For the Period September 28, 2007* through August 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period Investment Operations:	$15.53	$14.54	$14.71	$18.84	$23.88	**
Net investment income	0.31	0.31	0.27	0.44	0.65
Net realized and change in unrealized gain (loss) on investments, call options written and foreign currency transactions	0 .22	1.88	0.76	(2.93)	(3.72)
Total from investment operations	0.53	2.19	1.03	(2.49)	(3.07)
Dividends and Distributions to Shareholders from:
Net investment income	(0.43)	(0.27)	(0.33)	(0.55)	(0.60)
Net realized gains	(0.53)	(0.93)	(0.69)	(0.55)	(1.32)
Return of capital	(0.24)	–	(0.18)	(0.54)	–
Total dividends and distributions to shareholders	(1.20)	(1.20)	(1.20)	(1.64)	(1.92)
Common Share Transactions:
Offering costs charged to paid-in capital in excess of par	–	–	–	–	(0.05)
Net asset value, end of period	$14.86	$15.53	$14.54	$14.71	$18.84
Market price, end of period	$13.30	$14.75	$14.10	$12.99	$18.10
Total Investment Return (1)	(1.62)%	12.59%	17.66%	(17.63)%	(20.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$104,346	$108,744	$101,845	$103,052	$131,941
Ratio of expenses to average net assets	1.29%	1.29%	1.30%	1.39%	1.23	%(2)
Ratio of net investment income to average net assets	2.08%	1.86%	1.74%	3.45%	3.31	%(2)
Portfolio turnover rate	63%	120%	75%	26%	105%
*	Commencement of operations.
**	Initial public offering of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Income dividends, capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Annualized.

34	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12 | See accompanying Notes to Financial Statements.

AGIC Global Equity & Convertible Income Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:
AGIC Global Equity & Convertible Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AGIC Global Equity & Convertible Income Fund (the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 23, 2012

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	35

AGIC Global Equity & Convertible Income Fund Tax Information (unaudited)

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the Fund.

During the year ended August 31, 2012, the Fund distributed long-term capital gain in the amount of $889,305.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 46.70% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Fund designates 25.39% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar 2012. The amount that will be reported will be the amount to use on the shareholders’ 2012 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended August 31, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

36	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Annual Shareholder Meeting Results/Changes to Board of Trustees/ Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on December 19, 2011. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Bradford K. Gallagher – Class III to serve until 2013	6,501,551	92,130
Re-election of Hans W. Kertess – Class I to serve until 2014	6,500,578	93,103
Re-election of William B. Ogden, IV – Class I to serve until 2014	6,498,014	95,667
Re-election of Alan Rappaport – Class I to serve until 2014	6,450,918	142,763
Election of Deborah A. DeCotis – Class II to serve until 2012	6,519,227	74,454

With the exception of Mr. Paul Belica, who retired from the Board of Trustees on December 31, 2011, the other members of the Board of Trustees at the time of the meeting, namely Messrs. James A. Jacobson and John C. Maney†, continue to serve as Trustees of the Fund.

†  Interested Trustee

Changes to Board of Trustees:

Paul Belica retired from the Fund’s Board of Trustees on December 31, 2011.

Proxy Voting Policies & Procedures:

A description of the polices and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	37

AGIC Global Equity & Convertible Income Fund

Matters Relating to the Trustees’ Consideration of the

Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 26-27, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2012.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one-year period ended December 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the

38	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund
Matters Relating to the Trustees’ Consideration of the
Investment Management & Portfolio Management Agreements (unaudited) (continued)

Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee, certain of the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eight closed-end funds, including the Fund. The Trustees noted that only non-leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $63.7 million to $482 million, and that three of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked fifth out of eight funds in the expense peer group for total expense ratio based on common share assets and fourth out of eight funds in the expense peer group for eight funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked eighth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees noted that the Fund had fourth quintile performance for the one-year period and second quintile performance for the three-year period ended February 29, 2012.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund are generally higher than the fees paid by these clients of the Sub-Adviser, but noted management’s view that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as efforts to meet a regular dividend level.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	39

AGIC Global Equity & Convertible Income Fund
Matters Relating to the Trustees’ Consideration of the
Investment Management & Portfolio Management Agreements (unaudited) (continued)

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

40	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	41

AGIC Global Equity & Convertible Income Fund
Dividend Reinvestment Plan (unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Funds. American Stock Transfer & Trust Company, LLC. (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment / voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For Fund distributions, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in

42	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund
Dividend Reinvestment Plan (unaudited) (continued)

addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. If your common shares are held through a broker, bank or other nominee (together, a “nominee”) and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	43

AGIC Global Equity & Convertible Income Fund
Board of Trustees (unaudited)

Name, Year of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees since: 2007

Trustee since: 2002

Term of office: Expected to stand for re-election

at 2014 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011

Term of office: Expected to stand for re-election

at 2012 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Term of office: Expected to stand for re-election

at 2013 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF

Trust (2009-2010) and Trustee of Nicholas-

Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Year of Birth: 1945

Trustee since: 2009

Term of office: Expected to stand for re-election

at 2013 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds

Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006

Term of office: Expected to stand for re-election

at 2014 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

44	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

AGIC Global Equity & Convertible Income Fund
Board of Trustees (unaudited) (continued)

Name, Year of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport
Year of Birth: 1953
Trustee since: 2010
Term of office: Expected to stand for re-election
at 2014 annual meeting of shareholders.
Trustee/Director of 59 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†
Year of Birth: 1959
Trustee since: 2006
Term of office: Expected to stand for re-election
at 2012 annual meeting of shareholders.
Trustee/Director of 78 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†        Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

8.31.12 | AGIC Global Equity & Convertible Income Fund Annual Report	45

AGIC Global Equity & Convertible Income Fund
Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2002

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 49 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2002

Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 78 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Senior Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008

Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex.

Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2004

Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance, Allianz Global Investors U.S. LLC; Chief Compliance Officer of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. LLC; Assistant Secretary of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

46	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.12

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Deborah A. DeCotis	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Allianz Global Investors Capital LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Custodian & Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AGIC Global Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AGI-2012-08-28-4537

AZ605AR_083112

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $56,925 in 2011 and $60,000 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2011 and $0 in 2012.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,000 in 2011 and $15,530 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AGIC Global Equity & Convertible & Income Fund (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports
Other attestation reports

Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $3,205,688 and the 2012 Reporting Period was $3,977,936.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Hans W. Kertess, James A. Jacobson, William B. Ogden, IV, Alan Rappaport, Bradford K. Gallagher and Deborah A. DeCotis.

ITEM 6. INVESTMENTS

a) The registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

AGIC GLOBAL EQUITY & CONVERTIBLE INCOME FUND

 (the “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting polices of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                       The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                       Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors Capital LLC (“AGI Capital”)

Description of Proxy Voting Policy and Procedures

AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AGI Capital has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AGI Capital vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AGI Capital will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI Capital cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI Capital may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.

The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI Capital’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.

In accordance with the Proxy Guidelines, AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting.

These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Allianz Global Investors Capital LLC (“AGI Capital” or the “Investment Adviser”)

As of November 5, 2012, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the AGIC Global Equity & Convertible Income Fund (NGZ), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA
Managing Director, Portfolio Manager

Doug Forsyth has portfolio management and research responsibilities for the Income and Growth Strategies team and has been a lead portfolio manager of the Fund since inception (2007). Prior to joining AGI Capital via a predecessor affiliate in 1994, Mr. Forsyth was a securities analyst at AEGON USA. Mr.

Forsyth earned his B.B.A. in finance at The University of Iowa and has over twenty years of investment industry experience.

Justin Kass, CFA
Managing Director, Portfolio Manager

Justin Kass has portfolio management and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager the Fund since 2008. Prior to joining AGI Capital via a predecessor affiliate in 2000, he had interned on the team, where he added significant depth to the firm’s proprietary Upgrade Alert Model. Mr. Kass earned his M.B.A. from the UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has over fourteen years of investment industry experience.

Michael E. Yee
Senior Vice President, Portfolio Manager

Michael Yee has portfolio management and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager the Fund since 2008. Before joining the team in 1999, Mr. Yee was previously an analyst for the Global/Systematic team, and previously held positions in global and domestic portfolio administration areas, and in client services. Prior to joining AGI Capital via a predecessor affiliate in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has over eighteen years of investment industry experience.

Steven Tael, Ph.D., CFA

Vice President, Portfolio Manager

Steven Tael has portfolio management and research responsibilities within the Systematic team and has been a co-portfolio manager of the Fund since 2008. Prior to joining AGI Capital via a predecessor affiliate in 2005, Mr. Tael was a senior research analyst at Mellon Capital Management, where his experience included quantitative model building, product and portfolio management. Prior to that, he co-developed a global portfolio risk reporting system for Bank of America and was Director of Information Technologies at AffiniCorp USA. Mr. Tael holds a Ph.D. from the State University of New York, Stony Brook, and B.S. and M.A. degrees from the University of California, Santa Barbara. He has over sixteen years of investment industry experience.

Kunal Ghosh

Senior Vice President, Portfolio Manager

Kunal Ghosh is head of AGI Capital’s Systematic team and has been a co-portfolio manager of the Fund since 2008. . Prior to joining AGI Capital via a predecessor affiliate in 2006, Mr. Ghosh was a research associate and then portfolio manager for Barclays Global Investors, where his experience includes building and implementing models for portfolio management. Previously he was a quantitative analyst for the Cayuga Hedge Fund. Mr. Ghosh earned his M.B.A. in finance from Cornell University, his M.S. in Material Engineering from the University of British Columbia, and his B.Tech from Indian Institute of Technology. He has over nine years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, as of August 31, 2012, but including accounts managed by a team, committee, or other group that includes the portfolio managers.

	Other RICs		Other Accounts			Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)		#	AUM($million)

Steven Tael, PhD, CFA	5	355.7	13	184.5	*	5	700.6	**
Kunal Ghosh	5	355.7	13	184.5	*	5	700.6	**
Douglas G. Forsyth, CFA	7	4,889.9	12	1,613.3		6	4,541.4	***
Justin Kass, CFA	7	4,889.9	12	1,613.3		6	4,541.4	***
Michael E. Yee	7	4,889.9	12	1,613.3		6	4,541.4	***

*Of these Other Accounts, one account totaling $2.6 million in assets pay an advisory fee that is based in part on the performance of the account.

**Of these Other Pooled Investment Vehicles, one account totaling $347 million in assets pay an advisory fee that is based in part on the performance of the accounts.

***Of these Other Pooled Investment Vehicles, two accounts totaling $313.3 million in assets pay an advisory fee that is based in part on the performance of the accounts.

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”) may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.  The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, if the Investment Advisor crosses a trade between performance fee account and a fixed fee account that result in a benefit to the performance fee account and a detriment to the fixed fee account. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

The Investment Adviser’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Allianz Asset Management of America L.P.’s Code of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of August 31, 2012 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

Investment professional compensation is designed to align with our client’s interests, attract, motivate and retain top talent, and encourage long-term stability. We aim to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, our compensation program includes base salary, an annual cash bonus, and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.

Base Salary. Investment professionals are provided a competitive base salary which reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions; and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.

Annual Cash Bonus. Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance, and individual contribution. Investment performance is measured relative to the relevant fund/strategy benchmark and/or peer group ranking through measurement periods that are trailing one, three, and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies, and investment turnover.

Long-Term Incentive. Allianz Global Investors’ long-term incentive plan is designed to align compensation of key staff, managers, and executives with longer-term company performance. Awards are granted annually with award appreciation determined by the earnings growth of Allianz Global Investors in the U.S. and globally. Each award has a three-year vesting schedule and is paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. Senior investment professionals receive a higher proportion of incentive compensation in long-term award. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%-35% of senior portfolio manager total compensation.

(a) (4)

The following summarizes the dollar range of securities the portfolio managers for the Fund beneficially owned of the Fund that they managed as of August 31, 2012.

AGIC Global Equity & Convertible Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Steven Tael	None
Kunal Ghosh	None
Douglas G. Forsyth	None
Justin Kass	None
Michael Yee	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGIC Global Equity & Convertible Income Fund

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: November 5, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: November 5, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: November 5, 2012